T. Rowe Price Spectrum Income Fund

Supplement to the Prospectus dated May 1, 2014

Effective September 1, 2014, the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Floating Rate Fund, T. Rowe Price Inflation Focused Bond Fund, T. Rowe Price Inflation Protected Bond Fund, and T. Rowe Price U.S. Treasury Intermediate Fund will be added to the list of underlying funds in which the Spectrum Income Fund can invest.

On page 8, the Asset Allocation Ranges for Underlying Funds table is supplemented as follows:

Spectrum Income Fund	Investment Range
Emerging Markets Local Currency Bond	0–10%
Floating Rate	0–10
Inflation Focused Bond	0–10
Inflation Protected Bond	0–10
U.S. Treasury Intermediate	0–10

Under “More Information About the Funds and Their Investment Risks,” the disclosure that appears on page 39 with respect to the Spectrum Income Fund is supplemented as follows:

The fund may attempt to reduce its exposure to rising interest rates by investing in the Floating Rate Fund. Floating rate loans should experience less price volatility due to changes in interest rates than fixed rate bonds, but investments in floating rate loans increase the fund’s overall credit risk since they are typically rated below investment grade. The fund may attempt to provide some protection against the impact of inflation by investing in the Inflation Focused Bond Fund or Inflation Protected Bond Fund, which subjects the fund to the risk that such investments will cause the fund to underperform during periods of low or declining inflation. The fund may also gain additional exposure to international bond markets through investments in the Emerging Markets Local Currency Bond Fund, which subjects the fund to the potentially greater volatility of international investing and the increased risks associated with investments in securities denominated in the currencies of emerging market countries.

On page 41, the Description of Underlying Funds table is supplemented as follows:

Domestic Bond Funds	Objective/Program
Floating Rate	High current income and, secondarily, capital appreciation by investing at least 80% of its net assets in floating rate loans and floating rate debt securities.
Inflation Focused Bond

A high level of income consistent with minimal fluctuation in principal value and liquidity through investments designed to provide some protection against the impact of inflation. Average effective maturity will range between one and seven years.

Inflation Protected Bond	Inflation protection and income by investing at least 80% of its net assets in inflation protected bonds. Weighted average maturity is expected to normally range between five and 15 years.
U.S. Treasury Intermediate

A high level of income consistent with maximum credit protection and moderate fluctuation in principal by investing at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. Weighted average maturity is expected to normally range between three and 10 years.

On page 42, the Description of Underlying Funds table is supplemented as follows:

International Funds	Objective/Program
Emerging Markets Local Currency Bond

High current income and capital appreciation by investing at least 80% of its net assets in bonds that are denominated in emerging markets currencies and in derivative instruments that provide investment exposure to such securities.

The date of this supplement is August 19, 2014.

F88-041 8/19/14